SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              November 28, 2000


                          CONTINENTAL AIRLINES, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                      0-09781                 74-2099724
(State or other jurisdiction    (Commission File    (IRS Employer Identification
of incorporation)                Number)             No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                  77002
(Address of principal executive offices)                     (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-45834) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated November 14, 2000, to the Prospectus, dated September 25, 2000, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 2000-2.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By /S/ JEFFERY A. SMISEK
                                             -----------------------------------
                                             Jeffery A. Smisek
                                             Executive Vice President, Secretary
                                             and General Counsel

December 13, 2000

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                                  EXHIBIT INDEX

            1.1 Underwriting Agreement, dated November 14, 2000, among Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Credit Suisse First Boston, New York branch, as Depositary, and Continental Airlines, Inc.

            4.1 Revolving Credit Agreement (2000-2A-1), dated as of November 28, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.2 Revolving Credit Agreement (2000-2A-2), dated as of November 28, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.3 Revolving Credit Agreement (2000-2B), dated as of November 28, 2000, between Wilmington Trust Company, as
                  Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.4 Revolving Credit Agreement (2000-2C), dated as of November 28, 2000, between Wilmington Trust Company, as
                  Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.5 Trust Supplement No. 2000-2A-1-O, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.6 Trust Supplement No. 2000-2A-1-S, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.7 Trust Supplement No. 2000-2A-2-O, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.8 Trust Supplement No. 2000-2A-2-S, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.9 Trust Supplement No. 2000-2B-O, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997


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            4.10  Trust Supplement No. 2000-2B-S, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.11 Trust Supplement No. 2000-2C-O, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.12 Trust Supplement No. 2000-2C-S, dated November 28, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.13 Intercreditor Agreement, dated as of November 28, 2000, among Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

            4.14 Deposit Agreement (Class A-1), dated as of November 28, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.15 Deposit Agreement (Class A-2), dated as of November 28, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.16 Deposit Agreement (Class B), dated as of November 28, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.17 Deposit Agreement (Class C), dated as of November 28, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.18 Escrow and Paying Agent Agreement (Class A-1), dated as of November 28, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.19 Escrow and Paying Agent Agreement (Class A-2), dated as of November 28, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent


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            4.20  Escrow and Paying Agent Agreement (Class B), dated as of
                  November 28, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.21 Escrow and Paying Agent Agreement (Class C), dated as of November 28, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.22 Note Purchase Agreement, dated as of November 28, 2000, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

            4.23 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

            4.24 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

            4.25 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

            4.26 Form of Leased Aircraft Trust Agreement (Trust Agreement between [________] and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement)

            4.27 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

            4.28  Form of Owned Aircraft Participation Agreement
                  (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)


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            4.29  Form of Owned Aircraft Indenture (Trust Indenture and
                  Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

            4.30 7.707% Continental Airlines Pass Through Certificate 2000-2A-1-O, Certificate No. 1

            4.31 7.487% Continental Airlines Pass Through Certificate 2000-2A-2-O, Certificate No. 1

            4.32 8.307% Continental Airlines Pass Through Certificate 2000-2B-O, Certificate No. 1

            4.33 8.312% Continental Airlines Pass Through Certificate 2000-2C-O, Certificate No. 1

            23.1 Consent of Aircraft Information Services, Inc., dated November 10, 2000

            23.2  Consent of AVITAS, Inc., dated November 10, 2000

            23.3  Consent of Morten Beyer and Agnew, Inc., dated November 10,
                  2000